                                                                    EXHIBIT 10.8



         LEASE dated as of July 18, 1994 between Health Care Properties, Inc., as Landlord, and Riverhill Radiation Realty
Associates, as Tenant.

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the "Premises" (as defined below) situated in Yonkers, New York.

         The parties agree with each other as follows:


                                    ARTICLE I
                                    ---------

                    THE PARTIES, THE PREMISES, DEFINED TERMS
                    ----------------------------------------


         Section 1.01.     The Parties.
         -------------     ------------

         (a) Health Care Properties, Inc. is a New York corporation. It has an address at 87 Bedford Road, Katonah, New York 10536.
It is referred to in this Lease as "Landlord".

         (b) Riverhill Radiation Realty Associates is a New York general partnership. It has an address at c/o Suite 101, 970 North Broadway, Yonkers, New York 10701. It is referred to in this Lease as "Tenant".


         Section 1.02.     The Premises.
         -------------     -------------

         (a) The "Premises" means Unit 111B of the "Condominium". The parties intend that the Premises shall consist of approximately 1,539 gross square feet.

         (b) The "Condominium" means the building and appurtenant land and facilities known as Riverhill Professional Pavilion established for condominium ownership under Article 9-B of the New York Real Property Law pursuant to the declaration dated November 2, 1989, recorded in the Westchester County Clerk's Office, in Liber 9666 of Conveyances, page 120 (the "Declaration").

         (c) The building in which the Premises is located is referred to in this Lease as the "Building". The Building is known as 970 North Broadway, Yonkers, New York 10701.


         Section 1.03.  The Plan.
         -------------  ---------

         (a) The "Plan" means the offering plan for the Condominium filed by Landlord with the New York State Department of Law, as amended from time to time.

         (b) Tenant acknowledges receipt of a complete copy of the Plan including, but not limited to, the Declaration and by-laws of the Condominium (the "By-Laws") and represents that Tenant has reviewed same and is familiar with its terms.


                                   ARTICLE II
                                   ----------

                     MAKING THE PREMISES READY FOR OCCUPANCY
                     ---------------------------------------


         Section 2.01.  Landlord's Work.
         -------------  ----------------

         (a) Tenant represents and warrants that it has inspected the Building and the Premises and is thoroughly acquainted with their condition. The parties hereby agree that, except as otherwise provided herein in subsection 2.01(b), Landlord shall not be required to perform any work in order to prepare the Premises for Tenant's occupancy.

         (b) Within thirty (30) days of the date of this Lease, the parties shall commence to work together to develop the design specifications based upon Tenant's design plans for the Premises and choose the carpet and paint finishes and all similar items necessary to perform Landlord's Work. After these items are agreed to by the parties, to the extent that these items of work or materials to be furnished are to be performed or supplied at Landlord's sole cost, they shall be deemed "Landlord's Work" and shall be incorporated into this Lease by reference as Exhibit A. Once these design specifications and the tenant choices are made and after the necessary permits and other governmental approvals are issued, Landlord shall commence to perform Landlord's Work in accordance with and to the extent as then incorporated into Exhibit A and substantially complete Landlord's Work on or before one hundred eighty (180) days thereafter subject to "Force Majeure" (as defined below).

         (c) (i) If Tenant shall request that Landlord perform work to prepare the Premises for Tenant's occupancy in addition to Landlord's Work; or if Tenant shall be required to pay for any portion of Landlord's Work, Tenant shall pay Landlord for the work by good check subject to collection on substantial completion of Landlord's Work.

                  (ii) If during the course of Landlord's Work, Tenant requests that Landlord perform additional work to prepare the Premises for Tenant's occupancy, Tenant shall pay Landlord for this additional work as follows: fifty (50%) percent simultaneously with the ordering of such work, and fifty (50%) percent on substantial completion of such work.

                  (iii) If Tenant fails or refuses to make any payment under part (i) or (ii) of this subsection 2.01(c) or if the check delivered to Landlord is uncollectible for any reason whatsoever, it shall be deemed a "Default" under part (i) of subsection 8.01(a) of this Lease.


                                   ARTICLE III
                                   -----------

                                      TERM
                                      ----


         Section 3.01.    The Term Defined
         -------------    ----------------

         (a) The Term shall commence on the "Commencement Date" and shall expire on the "Expiration Date", as defined in Section 3.02.

         (b) At any time after the Commencement Date, at the request of either party, the other party shall execute a certificate in recordable form setting forth the exact Commencement Date and the originally fixed Expiration Date.


         Section 3.02.    Commencement Date and Expiration Date.
         -------------    --------------------------------------

         (a) The "Commencement Date" shall be the earlier to occur of (i) the date Tenant shall commence to do business at the Premises or (ii) the date Landlord's Work is substantially completed and a certificate of occupancy or its equivalent therefor is issued. If the issuance of a certificate of occupancy or its equivalent is delayed by reason of the acts or omissions of Tenant, including Tenant's failure to complete, in a timely fashion, any work or alterations which Tenant has elected to perform, the Commencement Date shall be the date a certificate of occupancy or its equivalent would have been issued if not for Tenant's acts or omissions. Reference to a certificate of

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occupancy in this section includes a temporary certificate of occupancy and/or a partial/final certificate of occupancy provided that Landlord's Work is substantially completed.

         (b) The Expiration Date shall be the second (2nd) anniversary of the Commencement Date. The Expiration Date may be extended pursuant to Section 3.03. If this Lease is canceled or terminated prior to the initially fixed Expiration Date, the Expiration Date shall be the date on which this Lease is canceled or terminated.


         Section 3.03.    Option to Extend.
         -------------    -----------------

         Provided that Tenant shall not be in default under this Lease, which default shall be continuing, this Lease is in full force and effect and Tenant is in occupancy of the Premises, Tenant shall have the right to extend the term for one additional period of five years. Tenant shall exercise the option to extend the term of the Lease by giving notice to Landlord at least six (6) months prior to the then scheduled Expiration Date. The terms and conditions applicable to the extension period shall be the same terms and conditions in effect on the last day of the immediately preceding portion of the term, except that the annual rate of Basic Rent payable during the extension period shall be calculated," in accordance with subsection 4.01(d). Upon the expiration of the one additional period of five years, Tenant shall have no further option to extend the Term. Time is of the essence with respect to the notice periods provided for in this section.


                                   ARTICLE IV
                                   ----------

                                      RENT
                                      ----


         Section 4.01.    Basic Rent.
         -------------    -----------

         (a) From and after the Commencement Date and during the initial term of this Lease, Tenant shall pay Basic Rent to Landlord at the annual rate of Thirty Thousand Seven Hundred Eighty ($30,780.00) Dollars.

         (b) Basic Rent shall be payable in equal monthly installments. Each installment shall be due in advance on the first day of each month. The first installment of Basic Rent shall be due promptly upon substantial completion of Landlord's Work. If the Commencement Date occurs on a day other than the first day of any month, Basic Rent for the period which commences on the Commencement Date and ends on the last day of the month in which the Commencement Date occurs shall be apportioned equitably.

         (c) "Lease Year" means a period of one full year. The first Lease Year shall commence on the Commencement Date and expire on the day preceding the first anniversary of the Commencement Date. Each subsequent Lease Year shall commence on the day following the expiration of the preceding Lease Year.

         (d) (i) During each of the Lease Years occurring within the five year extension period referred to in Section 3.03, the annual rate of Basic Rent shall be the lesser of the product of (x) the annual rate of Basic Rent in effect on the last day of the preceding Lease Year multiplied by the "CPI Factor" applicable to the current Lease Year; or (y) the annual rate of Basic Rent in effect on the last day of the preceding Lease Year multiplied by one hundred five (105%) percent. This process shall continue for each Lease Year during the five year extension period.


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                  (ii) "CPI Factor" means a fraction having a numerator equal to the "CPI Index" applicable to the first day of the current Lease Year and a denominator equal to the "CPI Index" applicable to the first day of the immediately prior Lease Year.

                  (iii) "CPI Index" means the Consumer Price Index "Average All Cities" published by the Bureau of Labor Statistics based upon the annual period 1982 through 1984. If the annual period upon which the Index is based is changed, the new period adopted shall be substituted, but the numerator and denominator shall be adjusted to reflect the difference between the Index based upon the new period and the Index based upon the period 1982 through 1984. If the Index currently entitled "Average All Cities" is discontinued, references to the Consumer Price Index shall be adjusted by adopting another index published by the Bureau of Labor Statistics and by reflecting the difference between the new index and the original Index. If the Bureau of Labor Statistics discontinues publication of all Consumer Price Indexes, the best available index shall be substituted, and references to the Consumer Price Index shall be adjusted to reflect the substitution and the difference between the substitute index and the original Index. References to the Consumer Price Index applicable to a date means the most recent monthly index published prior to that date.


         Section 4.02.    Taxes.
         -------------    ------

         (a) From and after the Commencement Date, Tenant shall pay Taxes to Landlord.

         (b) (i) "Taxes" means all taxes, assessments, and governmental charges which shall be assessed, levied, and imposed upon the Premises also now known as
Section 3, Block 03415, Lot 122 on the Tax Map.

                  (ii) Subject to part (iii) below, Tenant shall pay Taxes to Landlord in installments corresponding to the installments payable to the applicable taxing authority. Tenant shall pay such installments to Landlord within ten (10) days after Landlord renders a bill therefor.

                  (iii) Notwithstanding the foregoing, if any mortgagee of the Premises shall require that Landlord deposit with that mortgagee monthly installments on account of real estate taxes and assessments, commencing on the Commencement Date and on the first day of each month thereafter, Tenant shall pay to Landlord monthly installments on account of Taxes equal to the installments which Landlord is required to pay with respect to the Premises.

                  (iv) Landlord and Tenant shall properly adjust Taxes applicable to periods occurring prior to the Commencement Date and to periods after the Expiration Date.


         Section 4.03.    Common Charges
         -------------    --------------

         (a) From and after the Commencement Date, Tenant shall pay "Common Charges" to Landlord. Common Charges shall be due and payable in monthly installments on the first day of each month, in advance.

         (b) "Common Charges" means the common charges and assessments of any nature whatsoever payable with respect to the Premises as assessed and allocated to the Premises pursuant to the By-laws and Declaration of the Condominium by the board of the Condominium on account of the use, operation, repair, maintenance, replacement and restoration of the "Common Elements" (as defined in the Declaration) of the Building and appurtenant facilities and on account of reserve funds established by the board of the Condominium. The Plan indicates that 2.611% of the Common Elements are allocated to the Premises. Therefore, 2.611% of Common Charges are allocated to the Premises.

         (c) Landlord shall deliver to Tenant a copy of any and all bills or other statements sent to Landlord by the board of the Condominium or the managing agent for the Condominium.

         (d) Landlord and Tenant shall properly adjust any Common Charges applicable to periods prior to the Commencement Date and to periods after the Expiration Date.


         Section 4.04.    Payments of Rent.
         -------------    -----------------

         (a) Additional Rent means Taxes and Common Charges and any other charges Tenant is required to pay to Landlord other than Basic Rent.

         (b) "Rent" means Basic Rent, Additional Rent and any other sum Tenant is required to pay to Landlord.

         (c) Except as otherwise provided, Rent shall be paid by good check made to the order of Landlord. Except as otherwise provided, Rent payments shall be placed in the United States mail addressed to Landlord at the place where notices to Landlord are required to be given. Rent shall be paid without demand, notice, setoff, abatement or deduction. Landlord shall have the same remedies with respect to nonpayment of Additional Rent as it may have from time to time for nonpayment of Basic Rent.


                                    ARTICLE V
                                    ---------

                                  THE PREMISES
                                  ------------

         Section 5.01.    Use of the Premises.
         -------------    --------------------

         The Premises shall be used only for a medical office for the practice of the medical specialty of radiation oncology and for no other purpose.


         Section 5.02.    Indemnification.
         -------------    ----------------

         (a) Tenant hereby indemnifies Landlord, the Condominium Board, "Landlord's Mortgagee" (as defined below), the agents, servants, employees, officers and directors of Landlord and any other designee of Landlord which Landlord notifies Tenant of, against all liability arising from any and all Claims which:

                  (i) arise from or are in connection with Tenant's possession, use, occupation, management, repair, maintenance or control of the Premises;

                  (ii) arise from or are in connection with any act or omission of Tenant or "Tenant's Agents" (as defined below) in or about the Premises or the Building;

                  (iii) result in injury to person or property or loss of life sustained in or about the Premises or the Building as a result of any negligence, acts or omissions of Tenant or Tenant's Agents.

         (b) "Claims" means any claims, actions, causes of action, responsibility, judgments and executions, suits, proceedings, liability, demands,

         (c) "Tenant's Agents" includes Tenant's employees, servants, licensees, tenants, subtenants, customers, assignees, contractors and invitees.

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         Section 5.03.    Liens.
         -------------    ------

         (a) If any Lien encumbers Landlord's interest in the Premises as a result of work done or authorized by Tenant other than Landlord's Work or any other act or omission by Tenant, Tenant shall discharge the Lien, by bonding it or otherwise, within thirty (30) days after the notice of the creation of the Lien.

         (b) "Lien" means: any interest, lien, charge, claim or encumbrance against the Premises, Tenant's leasehold interest in the Premises or against the Building.


         Section 5.04.    Repairs and Compliance with Laws.
         -------------    ---------------------------------

         (a) (i) Except as provided in part (ii) below, Landlord shall be under no obligation to perform repairs of any nature. If there shall be any repairs to the Premises which the Condominium board is obligated to perform, upon Tenant's request, Landlord shall notify the board to perform those repairs and use its reasonable efforts to cause the board to do so.

                  (ii) Landlord shall be obligated to correct and repair any defects in workmanship and materials in Landlord's Work for a period of one (1) year following the Commencement Date.

         (b) Except as provided for in part (ii) of subsection (a) above and except for any repairs the Condominium board is required to make pursuant to the By-laws or the Declaration, Tenant shall make all repairs necessary to maintain the Premises in good order and repair and in a safe dry and tenantable condition and to comply with all legal requirements and/or Insurance Requirements.

         (c) Tenant shall be solely responsible for cleaning the Premises, and for trash removal from the Premises.


         Section 5.05.    Compliance.
         -------------    -----------

         Tenant shall observe and comply promptly with all present and future legal requirements, Insurance Requirements, the Bylaws and the Declaration relating to or affecting the Premises and the Building and Tenant's use and occupancy of the Premises.


         Section 5.06.    Surrender of Premises and Related Facilities.
         -------------    ---------------------------------------------

         On the Expiration Date, Tenant shall quit and surrender actual and exclusive possession of the Premises broom clean and in the state of repair in existence on the Commencement Date, reasonable wear and tear excepted, together with all alterations, installations, additions and improvements which may have been made in or attached on or to the Premises. Upon surrender, Tenant shall remove its personal property and "Tenant's Equipment" (as defined below) from the Premises, and Landlord may require Tenant to remove any installations or alterations made by Tenant, and restore the affected portion of the Premises to the condition delivered.


         Section 5.07.    Alterations.
         -------------    ------------

         Tenant shall not make any alterations to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. If Landlord grants its consent to any alterations, the alterations shall be performed in a good and workmanlike manner. All alterations made

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by Tenant shall comply with and be performed in accordance with all applicable legal requirements and all Insurance Requirements.


         Section 5.08.    Tenant's Equipment.
         -------------    -------------------

         (a) "Tenant's Equipment" means all personal property, furniture, fixtures and equipment installed in the Premises by Tenant whether or not affixed to the Premises. However, heating, ventilating, air conditioning, plumbing, electrical, sprinkler, fire detection, and illumination equipment installed by Tenant shall not be deemed to be included as part of Tenant's Equipment and shall be considered part of the Premises.

         (b) (i) Except as provided in part (ii), Tenant shall be entitled to affix Tenant's Equipment to, to install Tenant's Equipment in, and to remove Tenant's Equipment from, the Premises. Tenant's Equipment shall be the property of Tenant and shall not be deemed to be part of the Premises or subject to this Lease.

                  (ii) Tenant may not install any equipment, fixtures or machinery in a manner which shall cause damage to any part of the Building, overload existing utility systems, create undue noise or create undue vibrations.

         (c) Upon the Expiration Date, Tenant shall remove Tenant's Equipment. Upon removal of Tenant's Equipment, Tenant shall repair any damage to the Premises which shall have resulted from affixing, installing, or removing Tenant's Equipment.

         (d) Tenant shall keep Tenant's Equipment in good order and repair.


         Section 5.09.    Insurance.
         -------------    ----------

         (a) Tenant shall maintain comprehensive general liability insurance with respect to the Premises including a contractual liability endorsement in amounts not less than Three Million ($3,000,000.00) Dollars for each occurrence or person as to personal injury and Five Hundred Thousand ($500,000.00) Dollars for each occurrence as to property damage.

         (b) Tenant's insurance policy shall be issued by an insurer of recognized responsibility and shall be satisfactory to Landlord in form and substance. Landlord, and upon request of Landlord, the Condominium board, any Mortgagee or other designee of Landlord shall be named as additional insureds under the insurance policy.

         (c) Commencing with the earlier to occur of the Commencement Date or the Date Tenant first enters upon the Premises, Tenant's insurance policy shall be delivered to Landlord.

         (d) Tenant's insurance policy shall provide, in effect, that the policy may not be canceled, reduced in amount, or modified by the insurer until at least thirty days after the insurer shall have notified Landlord and Tenant in writing.

         (e) Tenant shall maintain insurance for Tenant's contents at the Premises and for all alterations and improvements made to the Premises by or for the benefit of Tenant, including Landlord's Work. Such insurance shall be for at least ninety (90%) percent replacement value of those contents, alterations and improvements. Landlord shall be named as an additional insured under that policy. Losses under that policy shall be adjusted by Landlord and Tenant jointly. Tenant shall deliver a copy of the policy to Landlord.


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         (f) "Insurance Requirements" means the applicable provisions of the insurance policy carried by the Condominium covering the Premises or the Building; all requirements of the insurer of any such policy; and all orders, rules, regulations and other requirements of any insurance service office which serves the community in which the Premises are situated.

         Section 5.10.    Destruction.
         -------------    ------------

         (a) If the Premises is damaged by fire or other casualty, Tenant shall notify Landlord promptly after the occurrence.

         (b) If the whole or any portion of the Premises is damaged by fire or casualty covered by insurance and this Lease is not terminated pursuant to subsection 5.10(c), to the extent rental insurance proceeds are actually paid to Landlord, Basic Rent shall abate from the date of such occurrence in the proportion that the portion of the Premises rendered unusable bears to the entire floor area contained within the Premises until the Premises, or damaged portion of it, shall be rebuilt or repaired as provided in this Section.

         (c) If the Building is substantially damaged and the Condominium board shall decide not to rebuild it (whether or not the Premises is damaged), Landlord may cancel this Lease by giving notice to Tenant on or before the ninetieth day after the occurrence. The Building shall be deemed to be substantially damaged if the cost to repair such damage exceeds fifteen (15%) percent of the insurable value of the Building.

         (d) Tenant hereby waives all rights to terminate this Lease it may have by reason of damage to the Premises or the Building as a result of fire or other casualty pursuant to any presently existing or hereafter enacted statute or other law.

         (e) If all or any portion of the alterations and improvements at the Premises are damaged by fire or other casualty insurable under a standard fire insurance policy with standard extended coverage endorsements and this Lease is not terminated, Tenant shall, within a reasonable time after the occurrence and the time the insurance proceeds become available repair or rebuild the alterations and improvements to the Premises or the damaged portion of same to their condition immediately prior to the occurrence.

         (f) The proceeds of any insurance maintained by Tenant relating to the alterations and improvements to the Premises shall be paid to Landlord and Tenant jointly to be applied to the repair of the alterations and improvements at the Premises.


         Section 5.11.    Subrogation.
         -------------    ------------

         (a) Subject to subsection 5.11 (c), Landlord and Tenant hereby release each other and each other's partners, officers, directors, employees, servants and agents from liability or responsibility for any loss or damage to property covered by valid and collectable fire insurance with standard extended coverage endorsement.

         (b) This release shall apply not only to liability and responsibility of the parties to each other but shall also extend to liability and responsibility for anyone claiming through or under the parties by way of subrogation or otherwise. This release shall apply even if the fire or other casualty shall have been caused by the fault or negligence of a party or anyone for whom a party may be responsible.

         (c) This release shall not apply to loss or damage of property of a party unless the loss or damage occurs when the fire or extended coverage insurance policies of the party contain a clause or endorsement to the effect that any release shall not adversely affect or impair the policies or prejudice the right of the party to recover under it. Landlord and Tenant each agree that fire and extended coverage insurance policies covering the Premises and its contents shall include this clause or endorsement as long as it shall be obtainable without extra cost, or, if extra cost shall be charged, so long as the other party pays the extra cost within ten (10) days after notice that the amount is due. If extra cost shall be chargeable, the party whose policy is subject to the extra cost shall advise the other, and of the amount of the extra cost.


         Section 5.12.    Taking of the Premises.
         -------------    -----------------------

         (a) (i) "Taking" means: the taking of, or damage to, all or part of the Premises as a result of the exercise of any power of eminent domain or purchase under threat thereof.

                  (ii) "Taking Date" means: the date on which the condemning authority shall have the right to possession of all or part of the Premises.

                  (iii) "Award" means: the Award for, or proceeds of, any Taking less the expenses of collecting the Award, including fees of attorneys and appraisers.

         (b) (i) Landlord shall be entitled to the entire Award for any Taking of all or any part of the Premises. Tenant hereby assigns to Landlord any share of such Award which may be awarded to it. However, Tenant shall have a right to prosecute Tenant's separate claim for loss of its personal property at the Premises, if any, and moving expenses.

                  (ii) Tenant hereby waives and assigns to Landlord any right to any portion of the Award for the loss of its leasehold estate in the Premises.

         (c) If there is a Taking of all of the Premises, this Lease shall be canceled as of the Taking Date.

         (d) If there is a Taking of part of the Premises, Landlord shall have the option to cancel this Lease by giving Tenant notice of cancellation within one hundred eighty (180) days after the Taking. Tenant waives its right, if any, to cancel this Lease if there is a Taking of part of the Premises.

         (e) If this Lease is not canceled, the following shall apply:

                  (i) Landlord shall restore the Premises to the extent practical to render them reasonably suitable for the use set forth in Section
5.01. Landlord shall not be obligated to expend in such restoration any sums greater than the Award.

                  (ii) The annual rate of Basic Rent shall be proportionately reduced in the same percentage as the size of the Premises is reduced.


         Section 5.13.    Access to Premises, Easement for Pipes.
         -------------    ---------------------------------------

         (a) Except as provided in part (ii) below, Landlord, the Condominium board, and any Mortgagee of the Building shall each be entitled to:

                  (i) inspect the Premises at reasonable times and upon reasonable notice; and

                  (ii) access to the Premises for the purpose of exercising Landlord's rights under this Lease by Landlord.


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




         (b) Landlord hereby reserves the following rights and privileges:

                  (i) an easement for all existing wires, pipes, lines, conduits and related installations now running in, on, under or over the Premises;

                  (ii) an easement to install new wires and new pipes, wires, conduits and related installations in, on, over, and under the Premises as long as such new installations do not unreasonably interfere with Tenant's use of the Premises; and

         (c) In exercising Landlord's rights of entry under this Section, Landlord shall give Tenant such oral or written notice as shall be reasonable under the circumstances and Landlord shall be required to take all reasonable action to avoid damage or loss to Tenant's property and the Premises and to attempt to 'minimize any interference with Tenant's use of the Premises. Landlord shall restore any damage caused by Landlord as a result of any such entry.


                                   ARTICLE VI
                                   ----------

                                    UTILITIES
                                    ---------


         Section 6.01.    Electricity, Gas and Water.
         -------------    ---------------------------

         Landlord shall install or caused to be installed electric, water and gas (if any) meters to measure consumption of those utility services at the Premises. Tenant shall maintain tenant's own accounts with the applicable utility companies supplying utility services to the Premises. Tenant shall pay for the cost of all utility services supplied to or consumed at the Premises.


         Section 6.02.    Heat, Air Conditioning and Hot Water.
         -------------    -------------------------------------

         (a) Tenant shall pay for its own heat, air conditioning, if any, and hot water at the Premises.

         (b) Tenant agrees to maintain heat at the Premises at all times at a level reasonably estimated by Landlord to keep waterpipes and sprinklers, if any, in the Premises from freezing and to otherwise prevent damage to the Premises or the Building.

         (c) During the term, Tenant shall maintain a standard air conditioning service contract with a recognized air conditioning service contractor reasonably acceptable to Landlord to provide regular maintenance service for the air conditioning unit servicing the Premises.


         Section 6.03.    Disruption of Utility Services.
         -------------    -------------------------------

         (a) Landlord shall not be liable for any interruption or failure in the supply of gas (if any), electricity or any other service to the Premises unless the interruption or failure is caused by Landlord's gross negligence or willful interference.

         (b) If the interruption or failure is caused by Landlord's gross negligence or willful interference, and as a result Tenant is unable to conduct business at the Premises, Basic Rent and Additional Rent shall abate for the number of days Tenant is unable to conduct its business.



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



                                   ARTICLE VII
                                   -----------

                            INTERESTS IN THE PREMISES
                            -------------------------
                            AND TRANSFER OF INTEREST
                            ------------------------


         Section 7.01.    Assignment of Tenant's Interest.
         -------------    --------------------------------

         (a) (i) Tenant may not assign this Lease or sublet or license the use of or otherwise transfer all or any part of the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. No assignment, subletting, license or transfer shall relieve Tenant or any guarantor of any obligations under this Lease or any guaranty, as the case may be. Landlord's consent to any assignment, subletting, licensing or other transfer shall not be deemed to be a waiver by Landlord of any prohibition against any future assignment, subletting or transfer by Tenant or an assignee without Landlord's prior written consent.

                  (ii) If Tenant is a corporation, the transfer or assignment of a controlling interest in the stock of Tenant shall constitute a prohibited assignment of the leasehold estate in the context of this Section 7.01. If Tenant is a partnership, the assignment or transfer of a partnership interest in Tenant, shall constitute a prohibited assignment of the leasehold estate in the context of this Section 7.01.

         (b) The consent by Landlord to any transfer, assignment, subletting or license shall not be deemed to be a waiver on the part of Landlord of any prohibition of any future transfer, assignment or subletting. In no event shall an assignment or subletting to which Landlord shall have consented under this Section release or relieve Tenant of its obligations or liabilities under this Lease. If Landlord consents to a license or sublease, no licensee or subtenant shall have the right to assign or transfer the license or sublease or to further sublet or license the use of that portion of the Premises. Any attempt to do so shall be void, not confer any rights on any third party and shall constitute a "Default" (as defined below) under this Lease.

         (c) Landlord shall be furnished with a duplicate original of any approved assignment or sublease within (i) ten (10) days after its execution, or
(ii) prior to its effective date, whichever is earlier. This assignment or sublease shall be fully executed and in proper form.

         (d) Tenant shall reimburse Landlord for all out-of-pocket expenses incurred by Landlord in reviewing and approving Tenant's request to any transfer, assignment or sublet.

         (e) An assignment or sublease consummated in violation of this Section shall not be valid.


         Section 7.02.    Estoppel Certificates.
         -------------    ----------------------

         (a) Within five days after request therefor, either party shall deliver an Estoppel Certificate to the other party.

         (b) An Estoppel Certificate shall set forth the following statements to the best of the knowledge of the party certifying:

                  (i) that this Lease has not been supplemented or amended; or if it is alleged that this Lease shall have been supplemented or amended, the manner in which it has been supplemented or amended shall be specified;

                  (ii) that this Lease is in full force and effect; or if it is alleged that this Lease is not in full force and effect, the reasons for the allegations shall be specified;

                  (iii) the date to which Basic Rent and Additional Rent have been paid; and

                  (iv) that there exists no condition which constitutes an Event of Default; or if it is alleged that such condition exists, the nature of the condition shall be specified.

         (c) An Estoppel Certificate may be relied upon by the party requesting it or any other person to whom the Estoppel Certificate may be exhibited or delivered. The contents of each Estoppel Certificate shall be binding on the party which executed it.


         Section 7.03.    Subordination.
         -------------    --------------

         (a) This lease shall be subordinate to each Mortgage which may encumber the Premises from time to time, and Tenant hereby agrees to attorn to any Mortgagee upon the request of Landlord or the Mortgagee.

         (b) (i) "Mortgage" means: any mortgage, deed of trust or deed to secure debt which encumbers the Premises; any modification, consolidation or extension of any of the foregoing instruments; and any spreading agreements.

                  (ii) "Mortgagee" means: the holder of a Mortgage.


         Section 7.04.    Transfer of Landlord's Interest.
         -------------    --------------------------------

         "Landlord" means: the owner of the Premises or the Mortgagee in possession of the Premises for the time being. Each time the Premises is sold, the Seller shall be entirely relieved of all obligations and liability as Landlord under this Lease provided the new owner shall assume the obligations of Landlord under this Lease arising after the date of the sale.


         Section 7.05.    Brokerage.
         -------------    ----------

         Tenant represents that there was no broker or other party instrumental in consummating this Lease and that no negotiations were had with any broker or other party concerning the renting of the Premises. Tenant agrees to hold Landlord harmless against any claims for brokerage commission or compensation arising out of any conversation or negotiation had by Tenant with any broker or other party.


         Section 7.06.    Option to Purchase.
         -------------    -------------------

         (a) At any time prior to the fourth (4th) anniversary of the Commencement Date, Tenant shall have the option to purchase the Premises from Landlord for a purchase price described in subsection (b). Tenant may exercise that option by giving notice to Landlord. If Tenant shall exercise that option, the closing for the purchase shall be held at a location designated by Landlord on the first business day following the ninetieth (90th) day after the date of Tenant's notice, or as soon thereafter as possible pending completion of the applicable New York real property gains tax questionnaire.

         (b) (i) The purchase price for the purchase shall be Three Hundred Seven Thousand Eight Hundred ($307,800.00) Dollars (the"Base Price") if Tenant shall exercise its option during the first Lease Year.

                  (ii) If Tenant shall exercise its option during any subsequent Lease Year, the purchase price shall be the product of the Base Price multiplied by the "CPI Factor".

                  (iii) For the purposes of this Section, the "CPI Factor" shall be a fraction having a denominator equal to the CPI Index (as defined above) applicable to the Commencement Date and a numerator equal to the CPI Index applicable to the date of Tenant's notice given pursuant to subsection (a). Reference to the CPI Index applicable to a date means the most recently published Index prior to that date.

         (c) If Tenant shall exercise its option to purchase the Premises, the following shall occur at the closing:

                  (i) Tenant shall pay the purchase price to Landlord by certified check;

                  (ii) Landlord shall convey title to the Premises to Tenant by bargain and sale deed with covenants against grantor's acts;

                  (iii) The parties shall execute and deliver the required New York Real Property Gains Tax affidavits and returns;

                  (iv) Rent, common charges and real estate taxes shall be adjusted as of the date of the closing; and

                  (v) Landlord shall deliver a certificate of non-foreign status.

         (d) Title to the Premises shall be/conveyed subject to this Lease, the By-Laws, the Declaration (as each may have been amended from time to time), easements, covenants and restrictions of record.


                                  ARTICLE VIII
                                  ------------

                         DEFAULTS, DISPUTES AND REMEDIES
                         -------------------------------


         Section 8.01.  Default of Tenant.
         -------------  ------------------

         (a) Each of the following events shall constitute a "Default" by Tenant under this Lease:

                  (i) If Tenant fails to pay any Rent when due, and Tenant does not cure the failure within ten (10) days after Landlord shall have given notice to Tenant of such failure.

                  (ii) If Tenant fails to comply with any of its other obligations of this Lease, and Tenant does not cure the failure within thirty
(30) days after Landlord shall have given notice to Tenant of such failure.

                  (iii) If Tenant shall make an assignment for the benefit of creditors; file or acquiesce to a petition in any court (whether or not pursuant to any statute of the United States or of any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings; or make an application in any such proceedings for an acquiesce to the appointment of a trustee or receiver for it or all of any portion of its property.

                  (iv) If any petition shall be filed against Tenant, to which Tenant acquiesces in any court (whether or not pursuant to any statute of the United States or any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and Tenant shall thereafter be adjudicated a bankrupt; such petition shall be approved by any such court; or such proceedings shall not be dismissed, discontinued or vacated within sixty days.

                  (v) If, any proceeding, pursuant to the application of any person other than Tenant to which Tenant acquiesces a receiver or trustee shall be appointed for Tenant for all or any portion of the property of Tenant and such receivership or trusteeship shall not be set aside within sixty days after such appointment.


         Section 8.02.    Rights and Remedies Upon Default.
         -------------    ---------------------------------

         If a Default occurs with respect to Tenant, Landlord shall be entitled to take any action it deems advisable, from time to time, under any one or more of the provisions of this Section 8.02 or Section 8.03.

         (a) Landlord may proceed as it deems advisable, at law or in equity, to enforce the provisions of this Lease.

         (b) Landlord may notify Tenant that this Lease shall terminate on a date specified in the notice, and this Lease shall terminate on the date so specified. Notwithstanding such termination, Tenant's liability for its failure to pay Rent and to comply with any provisions of this Lease shall survive.

         (c) Landlord may reenter the Premises and may repossess the Premises by summary proceedings, ejectment or other legal means. Landlord may dispossess Tenant and may remove Tenant from the Premises without further notice to Tenant. The foregoing shall not be construed as a waiver of service of process in any action or proceeding commenced by Landlord.

         (d) Landlord may relet the Premises as a whole or in part and for such term and extensions as Landlord determines. The term and extensions may be greater or less than the period which would have constituted the balance of the Term if this Lease had not been terminated.

         (e) Tenant shall pay the following amounts to Landlord, as liquidated and agreed current damages, on each date when an installment of Rent would have been payable if this Lease had not been terminated:

                  (i) The installment of Rent which would have been payable on that date, minus the rent (if any) received by Landlord with respect to the reletting of the Premises during the period with respect to which such installment of Rent would have been payable, plus

                  (ii) All amounts paid by Landlord during such period representing (x) other charges that would have been payable by Tenant if this Lease had not been terminated; and (y) Landlord's expenses of reentering, repossessing and reletting the Premises including attorneys' reasonable fees and disbursements, reasonable commissions of brokers, reasonable fees of architects and engineers in connection with any renovation or alteration, and the reasonable cost of painting, altering or dividing the Premises.

         (f) (i) At Landlord's option, Tenant shall pay liquidated and agreed final damages to Landlord in the amounts set forth as follows: liquidated and agreed final damages shall be all Basic Rent and a reasonable estimate of Additional Rent payable by Tenant under this Lease, for the balance of what would have been the Term had Landlord not exercised its option under subsection
(b).

                  (ii) If Landlord exercises its option under part (i) and Tenant pays the amount required to be paid under part (i),

Tenant shall be discharged from all obligations under this Lease except for any obligations which shall have accrued prior to the date of the termination under subsection (b).

         (g) If this Lease is canceled pursuant to this Article VIII, or if the Premises is repossessed pursuant to this Article VIII, Tenant waives any right of redemption, reentry or repossession and any right to a trial by jury in the event of summary proceedings.


         Section 8.03.    Landlord's Right to Cure Potential Defaults.
         -------------    --------------------------------------------

         If Tenant shall fail to perform any of its obligations under this Lease, Landlord shall have the right to perform the obligation for the account and at the expense of Tenant whether or not a Default shall have occurred. In connection therewith, Landlord may pay any reasonable expenses necessary for such performance. If Tenant fails or refuses to reimburse Landlord for the expenses, any reasonable fees of attorneys or other professionals incurred in connection with such performance, and interest at the highest rate legally allowable under the circumstances, that amount shall be added to the next installment of Basic Rent. Upon request, Tenant shall be entitled to inspect Landlord's books and records pertaining to any such amount due.


         Section 8.04.    Exculpation.
         -------------    ------------

         Landlord, and the officers and directors of Landlord if Landlord is a corporation, and the agents, servants and/or employees of Landlord shall have absolutely no personal liability with respect to any provision of this Lease. In case Landlord shall be a joint venture, partnership, tenancy in common, association or other type of joint ownership, the members of the venture, partnership,'association or other form of joint ownership shall have absolutely no personal liability with respect to any provision of this Lease. If Tenant shall contend that Landlord shall have any liability to Tenant, Tenant shall look solely to the equity of the owner of the Premises in the Premises for the satisfaction of any remedies of Tenant. This limitation of liability shall be absolute and without exception.


         Section 8.05.    Waiver of Right of Redemption.
         -------------    ------------------------------

         Tenant hereby expressly waives (to the extent legally permissible), for itself and for all persons claiming by, through, or under it, any right of redemption or for the restoration of the operation of this Lease under any present or future law in case Tenant shall be dispossessed for any cause, or in case Landlord shall obtain possession of the Premises as provided for in this Lease.


         Section 8.06.    Waiver of Trial By Jury.
         -------------    ------------------------

         Tenant hereby waive all right to trial by jury in any claim, action, proceeding or counterclaim by Landlord against Tenant on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises.


         Section 8.07.    Expense of Enforcement and Late Charges
         -------------    ---------------------------------------

         (a) If Landlord gives notice to Tenant that the Tenant has failed to comply with any of its obligations under this Lease, Landlord shall be entitled to reimbursement from the Tenant for all expenses incurred in connection with the notice including the fees and disbursements of attorneys.

         (b) If Landlord shall be required to enforce any of the obligations of the Tenant under this Lease by bringing a lawsuit or arbitration proceeding and Landlord shall prevail in the lawsuit or arbitration proceeding, Landlord shall be entitled to reimbursement from Tenant for the reasonable fees and disbursements of Landlord's attorneys and expert witnesses.

         (c) If Tenant fails to pay any installment of Basic Rent or Additional Rent within fifteen days after the sum shall be due, Tenant shall pay to Landlord in addition to the payment of Basic Rent and/or Additional Rent a late charge of five ($.05) cents for every dollar of the payment which is overdue.

         Section 8.08.    Security.
         -------------    ---------

         (a) On the date of this Lease, the Tenant shall deposit with Landlord the sum of Two Thousand Five Hundred Sixty-five ($2,565.00) Dollars (the "Security") as security for the full and faithful performance by Tenant of all obligations of Tenant under this Lease or in connection with it. If Tenant is in Default hereunder, Landlord may use, apply or retain the whole or any part of the Security for the payment of (i) any Rent or any other sum of money which Tenant may not have paid or which may become due after the occurrence of a Default, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, or (iii) any sum which the Landlord may expend or be required to expend by reason of such Default, including any damages or deficiency in the reletting of the Premises in connection with Article VIII. The use, application or retention of the Security or portion thereof by Landlord shall not prevent Landlord from exercising any other right or remedy provided for hereunder or at law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

         (b) If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security or any balance thereof shall be returned to Tenant after the Expiration Date or upon any later date after which Tenant has vacated the Premises. In the absence of evidence satisfactory to Landlord of any assignment of the right to receive the Security, or the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in such Security. In such event, upon the return of such Security (or balance thereof) to the original Tenant, Landlord shall be completely relieved of liability hereunder.

         (c) In the event of a transfer of Landlord's interest in the Premises, Landlord shall have the right to transfer the Security to the transferee thereof who shall place the security in an interest bearing account as set forth above. In such event, Landlord shall be deemed released by Tenant from all liability for the return of such Security, and Tenant agrees to look solely to such transferee for the return of said Security. The Security shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Landlord.


                                   ARTICLE IX
                                   ----------

                            INTERPRETATION AND NOTICE
                            -------------------------


         Section 9.01.    Interpretation.
         -------------    ---------------

         (a) Captions and headings used in this Lease are for reference only. They shall not affect the interpretation of any portion of this Lease. The use of the word "it" or "its" in reference to a party shall be a proper reference even if that party is a partnership, an individual or two or more individuals. A provision that requires a party to perform an action shall be construed as requiring the party to perform the action or to cause the action to be performed. A provision that prohibits a party from performing an action shall be construed as prohibiting such party from performing the action and requiring the party to take all practical and legal steps to prevent others from performing the action. "Including" means:
"including but not limited to". "Repair" includes the words "replacement and restoration", "replacement or restoration", "replace and restore", "replace or restore", as the case may be. The singular includes the plural; the plural includes the singular. "Any" means: "any and all". The term "reentry" shall not be restricted to its technical legal meaning. If any provision of this Lease shall be held to be invalid or unenforceable to any extent, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by Law.

         (b) "Force Majeure" means acts of God; strikes, lockouts or labor difficulty; explosion, sabotage, accident, riot, or civil commotion; act of war; fire or other casualty; legal requirements; delay caused by the other party and causes beyond the reasonable control of a party.

         (c) If Tenant is or becomes a partnership, joint venture, tenancy-in-common or other form of joint ownership, each of the members of the partnership, joint venture, tenancy-in-common or other form of joint ownership shall be jointly and severally liable for the performance of Tenant's obligations and covenants under this Lease and shall be jointly and severally liable and responsible for Tenant's liabilities under this Lease including the Tenant's obligation to pay Rent and any other charges which arise under the Lease or result from Tenant's use or manner of use of the Premises.

         (d) With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or delay any consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make any claim, and Tenant hereby waives any claim for money damages, nor shall Tenant claim any money damages by way of setoff, counterclaim or defense based upon any claim asserted by Tenant that Landlord has unreasonably withheld or delayed any content or approval. Tenant's sole remedy shall be an action to enforce any such provision by way of specific performance, injunction or declaratory judgment.

         (e) The following shall apply if the Unit is being created from another unit or a combination of units. Tenant acknowledges that Landlord has advised Tenant that Landlord shall be required to subdivide or change the perimeter boundaries of an existing unit at the Condominium in order to create the Unit. Tenant further acknowledges that Landlord has advised Tenant that Landlord may be required to file an amendment to the Plan which reflects these changes. Accordingly, Tenant understands and agrees that if Landlord is required to file an amendment to the Plan, this Lease shall be subject to the acceptance for filing without condition of an amendment to the Plan relating to the creation of the Unit; and that if the amendment is not accepted for filing within one hundred eighty (180) days after it is submitted to the New York State Department of Law, either party shall have the option to cancel this Lease. If such an amendment is accepted for filing prior to Tenant giving notice of cancellation or during the one hundred eighty (180) day period, Tenant's option to cancel shall be nullified.


         Section 9.02.    Communications.
         -------------    ---------------

         (a) Notices, requests, consents, approvals and other communications under this Lease shall be effective only if in writing, if mailed by registered or certified mail, return receipt requested, postage prepaid, and if properly addressed.

         (b) Communications shall be properly addressed only if addressed as follows:

                  (i) if intended for Landlord, the communication shall be addressed as set forth on page 1, Attention: Real Estate Department, or such other address as Landlord designates by giving notice thereof to Tenant, with a copy thereof to Zissu Gumbinger Stolzar & Wasserman, 950 Third Avenue, New York, New York 10022.

                  (ii) if intended for Tenant, the communication shall be addressed as set forth on page 1 until Tenant occupies the Premises when all communications shall be addressed to Tenant at the Premises.

         (c) All notices shall be effective when received or if delivery is attempted and not possible or refused, the date of attempted delivery or refusal.


         Section 9.03.    Covenant of Quiet Enjoyment.
         -------------    ----------------------------

         (a) Landlord covenants that if Tenant pays the Rent and all other charges provided for in this Lease, performs all of its other obligations, and observes all of the other provisions of this Lease, subject to the terms of this Lease and the Plan, Tenant shall at all times during the Term peaceably and quietly have, hold and enjoy the Premises, without any interruption or disturbance from Landlord, subject to the terms of this Lease.

         (b) This Lease expressly sets forth all of the obligations of Landlord under it. Landlord shall have no liability or responsibility, and Tenant shall have no claims against Landlord under this Lease by reason of the failure of the sponsor of the Plan to comply with the sponsor's obligations under the Plan or by reason of the Condominium board to perform its obligations under the By-laws or the Declaration.


         Section 9.04.    Heirs, Successors and Assigns.
         -------------    ------------------------------

         This Lease may not be changed or canceled orally. This Lease shall be binding upon the heirs, executors, administrators, personal representatives, assigns and successors of the parties hereto.


         Section 9.05.    Counterparts and Exhibits.
         -------------    --------------------------

         All exhibits attached to this Lease are intended to be part of this Lease. More than one counterpart of this Lease has been executed, but each such counterpart shall constitute but one and the same instrument.


         Section 9.06.    Execution.
         -------------    ----------

         Notwithstanding anything to the contrary, this Lease shall not be in force and effect and shall not be binding upon any party unless and until actual and complete counterparts of this Lease are properly executed by Landlord and Tenant or by their respective duly authorized officers, and such fully executed counterparts are exchanged by, or delivered to each party.

         To signify their agreement to this instrument, Landlord and Tenant have each executed this instrument.


                                         Landlord:

                                                  Health Care Properties, Inc.


                                                  By:/s/ Edward W. Kelly
                                                     ---------------------------
                                                     Edward W. Kelly, President


                                         Tenant:

                                                  Riverhill Radiation Realty
                                                  Associates


                                                  By:/s/ Arthur Brimberg
                                                     ---------------------------
                                                     Arthur Brimberg, M.D., a
                                                            General Partner



STATE OF NEW YORK              )
                               ) ss.:
COUNTY OF WESTCHESTER          )


         On the ____ day of ____________, 1994, before me personally came EDWARD
W. KELLY, to me known, who, being by me duly sworn did depose and say that he resides in Katonah, New York; that he is the President of HEALTH CARE PROPERTIES, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                                     ---------------------------




STATE OF NEW YORK              )
                               ) ss.:
COUNTY OF WESTCHESTER          )


         On the _____ day of ____________, 1994, before me personally came ARTHUR BRIMBERG, M.D., to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is a partner of RIVERHILL RADIATION REALTY ASSOCIATES, a partnership, and that he executed the foregoing instrument in the name of the partnership, that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said partnership; for the uses and purposes therein mentioned.



                                                     ---------------------------

                                    EXHIBIT A
                                    ---------

                                 Landlord's Work
                                 ---------------

         Lease Modification and Extension Agreement dated as of November 1, 1996 between Health Care Properties, Inc. and Arthur D. Brimberg, M.D., P.C.

The parties agree with each other as follows:

Section 1.   The Parties
----------   -----------

         (a) Health Care Properties, Inc. is a New York corporation. It has an address at 87 Bedford Road, Katonah, New York 10536 and is referred to below as "Landlord."

         (b) Arthur D. Brimberg, M.D., P.C. is a New York professional corporation. It has an address at 970 North Broadway, Yonkers, New York 10701 and is referred to below as "Tenant."

Section 2.   The Lease
----------   ---------

         (a) (i) The parties refer to the lease dated as of July 18, 1994 between Landlord and Tenant's predecessor in interest, Riverhill Radiation Realty Associates, as tenant (the "Lease"). The Lease relates to Unit 111B at the Riverhill Professional Pavilion, at 970 North Broadway, Yonkers, New York. All terms defined in the Lease shall have the sane meaning in this agreement unless the context indicates otherwise.

                  (ii) Riverhill Radiation Realty Associates LLC (the "LLC") succeeded to the interest of Riverhill Radiation Realty Associates by operation of law. Thereafter, on or about October 1, 1996, it assigned its interest as tenant under the Lease to Tenant.

         (b) (i) Landlord and Tenant have agreed to modify the Lease in order to reflect their agreements relating to the extension of the Term and the amount of Basic Rent, and additional rent, due under the Lease during the extension period of the Lease.

                  (ii) Landlord has also agreed to recognize and consent to the assignment from the LLC to Tenant.

Section 3.  Extension of the Term
----------  ---------------------

         (a) Landlord and Tenant acknowledge that Tenant has exercised its option to extend the term of the Lease as set forth in Section 3.03 of the Lease but has requested that the extended term be increased to eight (8) years. Landlord has consented to Tenant's request and Landlord hereby grants to Tenant and Tenant hereby accepts an eight (8) year extension of the term of the Lease.

         (b) Accordingly, the Term of the Lease shall be extended. The extended term of the Lease shall commence on November 1, 1996 and expire on October 31, 2004.

Section 4.  Modifications of Section 3.03 of the Lease
----------  ------------------------------------------

         Section 3.03 of the Lease is hereby modified by deleting the phrase "five (5)" and substituting the phrase "eight (8)" for it wherever it appears in the subsection.

Section 5.    Modification of Subsection 4.01(d) of the Lease.
----------    -----------------------------------------------

         Subsection 4.01(d) is hereby modified by deleting the subsection in its entirety and substituting the following for it:

                  "(d) (i) If Tenant shall validly exercise its option to extend the term of the Lease as set forth in subsection 3.03, Basic Rent from November 1, 1996 through October 31, 1999 shall be payable at the annual rate of Thirty Thousand Seven Hundred Eighty
         ($30,780.00) Dollars".

                           (ii) Thereafter, until October 31, 2004, the
         Expiration Date as extended, Basic Rent shall be payable at the annual rate of Thirty-three Thousand Eight Hundred Fifty-eight ($33,858.00) Dollars.

Section 6.  Modifications of Subsection 7.06(a)
----------  -----------------------------------

         (a) Subsection 7.06(a) of the Lease is hereby modified by deleting the phrase "fourth (4th) anniversary of the Commencement Date" and substituting for it the phrase "October 1, 2004."

         (b) Subsection 7.06(b) is hereby modified by deleting parts (ii) and
(iii) and substituting the following for it:

                  "(ii) If Tenant shall exercise its option during any subsequent Lease Year, the purchase price shall be the product of the Base Price multiplied by one hundred three (103%) percent of the Base Price in effect on the last day of the prior Lease Year. This process shall continue for each Lease Year during the initial term and any extension term."

         Section 7.  The Assignment
         ----------  --------------

         (a) Landlord hereby recognizes and consents to the assignment of the Lease from the LLC to Tenant.

         (b) Tenant hereby acknowledges that it has assumed the Lease and all of the liabilities and obligations of the LLC under the Lease and shall perform the obligations of tenant under the Lease for and on behalf of the benefit of the Landlord.

         Section 8.  Reaffirmation
         ----------  -------------

         The terms of this agreement shall become effective on the date of this agreement and after the parties sign and exchange fully executed counterparts of this agreement. Except as modified, the Lease shall remain in full force and effect. Tenant reaffirms its obligations and promises to Landlord under the Lease.

Section 9.  Successors and Assigns
----------  ----------------------

         This agreement shall bind and inure to the parties and their successors and assigns.

Section 10.  Authority
-----------  ---------

         The parties represent to each other that the persons executing this agreement for Landlord and Tenant have the authority to execute this agreement on behalf of their respective parties.

         To signify their agreement to the foregoing, Landlord and Tenant have caused this agreement to be executed by their duly authorized officers.

                                         Landlord:

                                         Health Care Properties, Inc.



                                         By:/s/ Edward W. Kelly
                                            ------------------------------------
                                                  Edward W. Kelly, President


                                         Tenant:

                                         Arthur D. Brimberg, M.D., P.C.



                                         By:/s/ Arthur D. Brimberg
                                            ------------------------------------
                                            Arthur D. Brimberg, President

                               ASSIGNMENT OF LEASE


         THIS ASSIGNMENT is made by and between Riverhill Radiation Oncology, P.C., a professional services corporation under the laws of New York ("Assignor"), and New York Radiation Therapy Management Services, Inc., a corporation under the laws of New York ("Assignee"), under the following circumstances:

         A. Assignor is the tenant under a certain Lease Agreement dated July 18, 1994 as modified by a Lease Modification and Extension Agreement dated November 1, 1996 by and between Health Care Properties, Inc. and Assignor, relating to the real property commonly known as Unit 111B at the Riverhill Professional Pavilion, 970 North Broadway, Yonkers, New York.

         B. Assignor desires to assign its interests in the Lease to Assignee, and Assignee desires to assume the interests of Assignor in the Lease.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. For valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest under and in the Lease.

         SECTION 2. Assignor covenants that Assignor has performed all of its obligations under the Lease which are to be performed before the effective time of this Assignment, and Assignor further agrees to indemnify and hold Assignee harmless from any and all such obligations.

         SECTION 3. Assignee hereby accepts the assignment and assumes for the benefit of Landlord all of the obligations and liabilities of Assignor under the Lease and recognizes and attorns to Landlord as of the effective time of this Assignment. Assignee agrees to be subject to, bound by the terms and provisions of said Lease, are to be performed on and after the effective time of this Assignment; and Assignee further agrees to indemnify and hold harmless Assignor from any and all such obligations.

         SECTION 4. The effective time of this Assignment shall be March 20, 1998.

         SECTION 5. For purposes of notices under the Lease, the address of the Assignee is 1850 Boy Scout Drive, Suite A-101 address of the Assignee is Fort Myers, Florida 33907.

         SECTION 6. This Assignment shall be binding upon and shall operate to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the effective date specified in Section 4.


Signed and acknowledged                    Riverhill Radiation Oncology, P.C.
in the presence of:


/s/ Ross E. Wales                          By/s/ Arthur D. Brimberg, M.D.
------------------------------               -----------------------------------
Printed Name       Ross E. Wales             Arthur D. Brimberg, M.D.
             ---------------------           President


/s/Greg Bloom
------------------------------
Printed Name       Greg Bloom
             ---------------------         New York Radiation Therapy
                                           Management Services, Inc.


/s/Ross E. Wales                           By/s/G. David Schiering
------------------------------               -----------------------------------
Printed Name       Ross E. Wales             G. David Schiering
             ---------------------           C.O.O.


/s/Greg Bloom
------------------------------
Printed Name       Greg Bloom
             --------------------

                              CONSENT TO ASSIGNMENT


         The undersigned, Health Care Properties, Inc., as landlord in the Lease referred to in the foregoing Assignment of Lease, hereby consents to the Assignment of Lease and releases Riverhill Radiation Oncology, P.C. from its obligations under the Lease which accrue on or after the effective time specified in Section 4.

         Assignee understands and agrees the Landlord's consent to this assignment shall not be deemed to be a waiver on the part of Landlord of any prohibition of any future transfer, assignment or subletting of the premises demised under the Lease except that there may be a sublease to Riverhill Radiation Oncology, P.C..

                                             Health Care Properties, Inc.



                                             By:/s/ Edward W. Kelly
                                                --------------------------------
                                             Name:  Edward W. Kelly


This instrument prepared by:

Susan Ballard Salyer
Taft, Stettinius & Hollister
1800 Star Bank Center
425 Walnut Street
Cincinnati, Ohio 45202-3957
(513) 381-2838

         Guaranty dated March 20, 1998 from Radiation Therapy Services, Inc. to Health Care Properties, Inc.

         Radiation Therapy Services, Inc., guarantees to and agrees with Health Care Properties, Inc. as follows.


Section 1  The Lease and the Parties.
---------  --------------------------

         (a) This Guaranty concerns the lease dated as of July 18, 1994 between Health Care Properties, Inc., as landlord, and Arthur D. Brimberg M.D.P.C., as tenant. The lease was modified and extended by the Lease Modification and Extension Agreement dated as of November 1, 1996. The Lease as modified is referred to at the "Lease". The Lease relates to Unit 111-8 (the "Premises") in the building known as and located at 970 North Broadway, Yonkers, New York 10701. All terms defined in the Lease shall have the same meaning in this Guaranty.

         (b) Health Care Properties, Inc. is a New York corporation. It has an address at 970 North Broadway, Yonkers, New York 10701. It is referred to below as "Landlord".

         (c) On or about September 8, 1995 Arthur D. Brimberg M.D.P.C. amended its certificate of incorporation and changed its name to Riverhill Radiation Oncology P.C. Contemporaneously with the delivery of this guaranty, Riverhill Radiation Oncology P.C. assigned its interest under the Lease to New York Radiation Therapy Management Services, Inc. (the "Assignee"), subject to Landlord's consent. In order to induce Landlord to consent to the assignment. Assignee agreed to have the Lease guaranteed by its parent corporation.

         (d) Radiation Therapy Services, Inc. is a Florida corporation. It has an address at 1850 Boy Scout Drive, Suite A-101, Fort Myers, Florida 33907. It is referred to below as "Guarantor". Guarantor owns all of the stock of and is the parent of Assignee.


Section 2  The Guaranty.
---------  -------------

         (a) Guarantor hereby irrevocably guarantees to Landlord the full performance of the Assignee's obligations as Tenant under the Lease (the "Guaranty") on and after the date of the assignment. Guarantor has guaranteed Assignee's obligations as Tenant under the Lease and agrees to its other obligations under this Guaranty in order to induce Landlord to consent to the assignment of the Lease.

         (b) The obligations guaranteed by Guarantor include, but are not limited to, the payment of all Rent and all other sums payable under the Lease and the performance of all of the other obligations of the tenant under the Lease.

         (c) If Assignee fails to comply with any of its obligations under the Lease, Guarantor shall promptly perform the obligation.


Section 3  Term of this Guaranty.
---------  ----------------------

         This Guaranty shall remain in effect until the later of the Expiration Date of the Lease as it may be extended or until Assignee has discharged all or its obligations under the Lease.


Section 4  Waiver.
---------  -------

         Guarantor waives all notices or demands given or required to be given to tenant under the Lease. The waiver extends to any notice of default under the Lese and to any notice of modification, extension or indulgence granted to Assignee. Guarantor waives all right to trial by jury in any lawsuit, action or proceeding relating to the Lease.


Section 5  Binding Effect of this Guaranty.
---------  --------------------------------

         (a) The Guaranty shall bind Guarantor and its successors and assigns.

         (b) The Guaranty shall inure to the benefit of Landlord and any successors and assigns of Landlord.

         (c) The liability of Guarantor is co-extensive with that of Assignee and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Assignee and without the necessity of any notice of nonpayment, nonperformance or nonobservance or of any notice or acceptance of this Guaranty or of any other notice or command to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

         (d) This Guaranty shall not be terminated, modified or impaired because of all or any of the following actions:

                  (1) any extension, modification, renewal or amendment of the Lease;

                  (2) any action Landlord may take or fail to take against Assignee; or any waiver or failure to enforce any of the rights or remedies available to Landlord or to which Landlord may be entitled under law or in equity;

                  (3) any assignment or other transfer by Landlord of Landlord's interest in the Premises; or assignment by Assignee of Assignee's leasehold estate in the Premises or any sublease of all or any portion of the Premises, including a sublease to Assignor, or any transfer of Assignee's stock including but not limited to any nonliability of Assignee under the Lease due to insolvency, discharge in bankruptcy, or any other defect or defense which now or may hereafter exist in favor of Assignee;

                  (4) any extension of time that may be granted to Assignee by Landlord;

                  (5) any consent, release, indulgence or other action, act or omission under or in respect to the Lease;

                  (6) any dealings or transactions or matter or thing occurring between Landlord and Assignee; or

                  (7) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding relating to Assignee, whether or not any notice thereof is given to Guarantor.


Section 6  Enforcement.
---------  ------------

         (a) At the sole option of Landlord, Guarantor may be joined in any lawsuit, action or proceeding in connection with the Lease. At the option of Landlord, Landlord may recover against Guarantor in any such lawsuit, action or proceeding even if Landlord does not pursue any remedy against Assignee or exhaust its remedies against Assignee.

         (b) Guarantor shall be conclusively bound by the judgment in any lawsuit, action or proceeding brought against Assignee relating tot he Lease as if Guarantor were a party. Even if Guarantor is not joined int he lawsuit, action or proceeding as a party, Guarantor shall be bound regardless of the jurisdiction in which the lawsuit, action or proceeding is brought.

         (c) If this Guaranty shall be held to be ineffective or unenforceable, Guarantor shall be deemed to be a party under the Lease with the same force and effect as if Guarantor had executed the Lease as tenant or was named as a joint party with Assignee under the Lease and at Landlord's request, Guarantor shall enter into a new lease with Landlord, the provisions of which new lease shall contain all of the provisions of the Lease except that the term thereof shall be the balance of the term of the Lease.

         (d) If Landlord shall be obligated by any bankruptcy or other law to repay to Assignee, to Guarantor, or to any trustee, receiver or other representative, or either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligation to make such repayments if it in good faith believes that such obligation exists.


Section 7  Assignee's Representations
---------  --------------------------

         To induce Landlord to accept this Guaranty, Assignee represents and warrants as follows:

         (a) This Guaranty shall be governed by New York law.

         (b) Guarantor agrees to submit to personal jurisdiction in the State of New York in any lawsuit, action or proceeding arising from this Guaranty. Venue shall be in Westchester County.

         (c) GUARANTOR CONSENTS TO SERVICE OR PROCESS BY CERTIFIED OR REGISTERED MAIL AT GUARANTOR'S ADDRESS AND IN ACCORDANCE WITH THE PROVISIONS HEREOF OR IN ANY OTHER MANNER PROVIDED BY LAW. GUARANTOR AGREES THAT SERVICE I THE FOREGOING MANNER SHALL BE DEEMED, IN EVERY RESPECT, EFFECTIVE SERVICES OF PROCESS UPON GUARANTOR, OR THE APPLICABLE AFFILIATE OF GUARANTOR, AND BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE OF PROCESS UPON, AND PERSONAL DELIVERY TO, GUARANTOR. GUARANTOR AGREES THAT GUARANTOR'S SUBMISSION TO JURISDICTION AND SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF LANDLORD.

         In order to signify its agreement to the foregoing, Guarantor has executed, delivered this Guaranty as of the date set forth on page one hereof.

Attest                                    Radiation Therapy Services, Inc.



/s/ Ross E. Wales                         By:/s/ David Schiering
--------------------------                   ----------------------------------